SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 4, 2002
Date of Report (Date of earliest event reported)

GSI LUMONICS INC.

(Exact name of registrant as specified in its charter)

New Brunswick Canada
(State of incorporation or organization)

333-71449	38-1859358

(Commission file number)	(I.R.S. Employer Identification No.)

39 Aurgia Drive, Nepean, Ontario, Canada K2E 7Y8 (Address of principal executive offices, including zip code)

(613) 224-4868 (Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

During the week of November 4, 2002, officers of GSI Lumonics Inc. delivered in Canada a series of investor presentations that included written communication comprised of slides which were disseminated and provided in both written and oral form to the participants. These slides are described and furnished as an Exhibit 99.1 to this Report on Form 8-K pursuant to Regulation FD and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

Exhibit No.	Description

99.1	Written communication comprised of slides shown during a series of investor presentations during the week of November 4, 2002 and furnished pursuant to Item 9 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI LUMONICS, INC.

Date:	November 12, 2002	By: /s/ Charles D. Winston Charles D. Winston Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Written communication comprised of slides shown during a series of investor presentations during the week of November 4, 2002 and furnished pursuant to Item 9 of this Form 8-K.